UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2013

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On June 12, 2013, Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P. (the “Company”), entered into Amended and Restated TSR-Based Performance Award Agreements (the “Award Agreements”) with each of Mitchell E. Hersh, Barry Lefkowitz and Roger W. Thomas.  The Award Agreements implement changes to the General Partner’s outperformance plan adopted by the Executive Compensation and Option Committee (the “Committee”) of the Board of Directors on May 6, 2013 as further described in the Current Report on Form 8-K of the General Partner and the Company as filed with the Securities and Exchange Commission on May 6, 2013 and incorporated herein by reference.

The Award Agreements amend and restate TSR-Based Performance Award Agreements originally entered into between the General Partner and each of Messrs. Hersh, Lefkowitz and Thomas on September 12, 2012 as further described in, and filed as exhibits to the Current Report on Form 8-K of the General Partner and the Company as filed with the Securities and Exchange Commission on September 12, 2012 and incorporated herein by reference.

Copies of the Award Agreements by and between the General Partner and each of Messrs. Hersh, Lefkowitz and Thomas are filed herewith as Exhibits 10.1 through 10.3 and are incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Amended and Restated TSR-Based Performance Agreement between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.2	Amended and Restated TSR-Based Performance Agreement between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.3	Amended and Restated TSR-Based Performance Agreement between Mack-Cali Realty Corporation and Roger W. Thomas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: June 14, 2013	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: June 14, 2013	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated TSR-Based Performance Agreement between Mack-Cali Realty Corporation and Mitchell E. Hersh.

10.2	Amended and Restated TSR-Based Performance Agreement between Mack-Cali Realty Corporation and Barry Lefkowitz.

10.3	Amended and Restated TSR-Based Performance Agreement between Mack-Cali Realty Corporation and Roger W. Thomas.